ONE GROUP MUTUAL FUNDS
J.P. MORGAN MUTUAL FUND TRUST
AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION
(Agreement) is made as of this 22nd day of November, 2004, by and between One Group
Mutual Funds, a Massachusetts business
trust (OGMF), with its principal place of business at 1111 Polaris Parkway, Suite B-2,
Columbus, Ohio 43271, on behalf of its series,
 One Group Government Money Market Fund
(Acquiring Fund), and J.P. Morgan
 Mutual Fund Trust, a Massachusetts
 business trust (Acquired Fund
Company), with its principal place
 of business at 522 Fifth Avenue, New
York, New York 10036, on behalf of its
 series, JPMorgan U.S. Government Money
 Market Fund (Acquired Fund).
WHEREAS, each of the Acquired Fund and
the Acquiring Fund is a series of an
 open-end, investment company of the
management type registered pursuant to the
 Investment Company Act of 1940 (1940 Act);
WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of
Section 368(a)(1) of the United States
Internal Revenue Code of 1986, as amended
(Code);
WHEREAS, the contemplated reorganization and liquidation will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the
Acquired Fund to the Acquiring Fund in
exchange solely for classes of shares of beneficial interest of the Acquiring Fund
 (Acquiring Fund Shares) corresponding to the classes of outstanding shares of beneficial interest of the Acquired Fund (Acquired Fund
 Shares), as described herein, (2) the
assumption by the Acquiring Fund of all
 liabilities of the Acquired Fund, and (3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired
Fund, as provided herein (Reorganization), all upon the terms and conditions hereinafter set forth in this Agreement;
WHEREAS, the Acquired Fund currently owns securities that are substantially similar to the those in which the Acquiring Fund is permitted to invest;
WHEREAS, the Trustees of OGMF have determined
, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund
Shares and
the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted
as a result of this transaction; and

WHEREAS, the Trustees of Acquired Fund Company have determined, with respect to the Acquired
Fund, that the sale, assignment, conveyance,
 transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring
Fund Shares and the assumption of all
liabilities of the Acquired Fund by the
Acquiring Fund is in the best interests of the Acquired
 Fund and that the interests of the
existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;
NOW, THEREFORE, in consideration of the
premises and of the covenants and agreements
 hereinafter set forth, the parties hereto covenant and agree as follows:
1. TRANSFER OF ASSETS OF THE ACQUIRED FUND
 TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING
 FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED
 FUND LIABILITIES AND THE LIQUIDATION OF THE
ACQUIRED FUND
1.1. Subject to requisite approvals and
the other terms and conditions herein set
 forth and on the basis of the representations and warranties contained herein, Acquired
Fund Company, on behalf of the Acquired Fund, agrees to sell, assign, convey, transfer and deliver all of its property and assets, as set forth in paragraph 1.2, to the Acquiring Fund,
and OGMF, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Acquired Fund the number of full and fractional
Acquiring Fund Shares corresponding to
each class of the Acquired Fund Shares as of the time and date set forth in paragraph 3.1, determined by dividing the value of the
Acquired Funds
net assets with respect to each class of the Acquired Fund (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of the corresponding class of Acquiring Fund
Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and
(b) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the
date of
the closing provided for in paragraph
3.1 (Closing Date).  For purposes of this
 Agreement,
 the Agency Class shares of the Acquired
Fund correspond to the Administrative shares
(to be renamed Agency Class shares) of the Acquiring Fund, the Institutional Class shares of the Acquired Fund correspond to the Institutional Class shares of the
Acquiring Fund,
 the Morgan Class shares of the Acquired
 Fund correspond to the Morgan Class shares of
the Acquiring Fund, the Premier Class shares
 of the Acquired Fund correspond to the Class S shares (to be renamed Premier Class shares) of the Acquiring Fund, and the term Acquiring
 Fund Shares should be read to include each such class of shares of the Acquiring Fund.
1.2. The property and assets of Acquired Fund
 Company attributable to the Acquired Fund and to be sold, assigned, conveyed, transferred and delivered to and acquired by OGMF, on behalf of the Acquiring Fund, shall consist of all assets and property, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date as defined in paragraph 2.1 (collectively, Assets). The
Acquired Fund will sell, assign, convey,
 transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities received by the Acquired Fund after the Closing
Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Fund at the Closing
Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.
1.3. The Acquired Fund will make reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Date. OGMF, on behalf of the Acquiring Fund, shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, Liabilities).
 On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or
 more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the
Closing Date.
1.4. Immediately following the actions
contemplated by paragraph 1.1, Acquired Fund
Company shall take such actions necessary to complete the liquidation of the Acquired Fund. To complete the liquidation, Acquired Fund
Company, on behalf of the Acquired Fund, shall (a) distribute to its shareholders of record with respect to each class of Acquired Fund
Shares as of the Closing Date, as defined in paragraph 3.1 (Acquired Fund Shareholders), on a pro rata basis within that class, the
 Acquiring
Fund Shares of the corresponding class
 received by Acquired Fund Company, on behalf of the
Acquired Fund, pursuant to paragraph 1.1 and (b) completely liquidate. Such liquidation shall be accomplished, with respect to each class of Acquired Fund Shares, by the transfer of the corresponding Acquiring Fund Shares then credited to the account of the Acquired
Fund on
 the books of the Acquiring Fund to open
accounts on the share records of the Acquiring
Fund in the names of the Acquired Fund Shareholders.
 The aggregate net asset value of
each class of Acquiring Fund Shares to be so credited to the corresponding class of Acquired
Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund Shares of the corresponding class owned by Acquired Fund
Shareholders on the Closing Date. All issued and outstanding Acquired Fund Shares will be canceled on the books of the Acquired Fund.
The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.
1.5. Ownership of Acquiring Fund Shares will be
 shown on the books of the Acquiring Funds transfer agent.
1.6. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (Commission), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired
Fund.
2. VALUATION
2.1. The value of the Assets shall be
determined
as of the time for calculation of the net
 asset value of the Acquired Fund as set
forth in
its then-current prospectus, and after the declaration of any dividends by the Acquired Fund
, on the Closing Date (such time and date being hereinafter called the Valuation Date), computed using the valuation procedures set forth in the then-current prospectus and statement of additional information, as supplemented,
 with respect to the Acquired Fund
and valuation procedures established by
Acquired Fund Companys Board of Trustees.  All
 computations of value shall be made by
JPMorgan Chase Bank, N.A., in its capacity as fund accountant for the Acquired Fund.
2.2. The net asset value per share of
each class
of Acquiring Fund Shares shall be determined to the nearest full cent as of the time for calculation of the net asset value of the Acquiring Fund as set forth in its
 then-current prospectus on the Closing Date, using the valuation procedures set forth in the then-current prospectus and statement of additional information, as supplemented, with respect to the Acquiring Fund and valuation procedures established by OGMFs Board of Trustees. All computations of value shall be made by J.P. Morgan Investor Services
Co., in its capacity as fund accountant for the Acquiring
 Fund.
2.3. The number of Acquiring Fund Shares of
each class to be issued in exchange for
the Assets shall be determined with respect to each such class by dividing the value of the net assets with respect to each class of
Acquired
Fund Shares, determined using the same
valuation procedures referred to in paragraph
2.1, by the net asset value of an Acquiring
Fund Share of the corresponding class, determined using the same valuation procedures referred to in paragraph 2.2.
3. CLOSING AND CLOSING DATE
3.1. The Closing Date shall be February 18,
2005, or such other date as the parties may agree.
 All acts taking place at the closin
g of the transactions provided for in this Agreement
 (Closing) shall be deemed to take
 place simultaneously as of the close of
business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 5:00 p.m., Eastern Time. The Closing shall be held at the offices of the Acquired Fund Company or at such other time and/or place as the parties may agree.
3.2. Acquired Fund Company shall direct
JPMorgan Chase Bank, N.A., as custodian
for the Acquired Fund (Acquired Fund Custodian), to deliver to OGMF, at the Closing, a certificate of an authorized officer stating that (i)

the Assets of the Acquired Fund have been delivered in proper form to the Acquiring
Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the
Assets of the Acquired Fund, including
all applicable
federal and state stock transfer stamps,
 if any, have been paid or provision for payment has been made. The Acquired Funds portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund Custodian to JPMorgan
Chase Bank, N.A., as the custodian for
the Acquiring Fund (Acquiring Fund Custodian).
  Such
presentation shall be made for examination no later than five (5) business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring
 Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Each Acquired Funds Assets held in book-entry form with a securities depository, as defined in Rule 17f-4 of the 1940 Act, shall be transferred by the Acquired Fund
Custodian to the Acquiring Fund Custodian for the
 account of the corresponding Acquiring Fund as of the Closing Date by book entry, in accordance with the customary practices of the Acquired Fund Custodian and of each such securities depository.  The cash to
 be transferred
 by the Acquired Fund shall be
delivered by wire transfer of federal
funds on the Closing
 Date.
3.3. Acquired Fund Company shall direct
 the transfer agent for the Acquired Fund
(Transfer Agent) to deliver to OGMF at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of each outstanding class of Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Funds account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and
(b) the appropriate number of Acquiring
Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4.
  At the Closing each party shall deliver
to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.
3.4. In the event that at the Valuation Date
(with respect to the Acquired Fund) or at the time
 of calculation of the net asset value per share of each class of Acquiring Fund Shares pursuant to paragraph 2.2 (with respect to the Acquiring Fund) (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each an Exchange) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired
Fund or the Acquiring Fund is impracticable (in the judgment of the Board of Trustees of OGMF with respect to the Acquiring Fund and the
 Board of Trustees of Acquired Fund Company with respect to the Acquired Fund), the Closing
Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.
4. REPRESENTATIONS AND WARRANTIES
4.1. Except as has been fully disclosed to OGMF
in Schedule 4.1 to this Agreement, Acquired
Fund
 Company, on behalf of the Acquired Fund, represents and warrants to OGMF as follows:
(a) The Acquired Fund is duly established as a series of Acquired Fund Company, which is a business trust duly organized, existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under its Declaration of Trust Incorporation, as amended (Charter), to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. Acquired
 Fund Company is not required to qualify as a foreign trust or association in any jurisdiction, except in any jurisdiction in which it has so qualified or in which a failure to so
 qualify would not have a material
adverse effect. Acquired Fund Company has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(c). The obligations of Acquired Fund Company entered into
 in the name or on behalf thereof by any of the Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers
, employees, agents or shareholders
of Acquired Fund Company personally,
but bind only the assets of Acquired Fund Company

and all persons dealing with any series
 or fund of Acquired Fund Company, such as the Acquiring Fund, must look solely to the assets of Acquired Fund Company belonging to such series or fund for the enforcement of any claims against Acquired Fund Company.
(b) Acquired Fund Company is a registered investment company classified as a management company of the open-end type, and its
registration with the Commission as an
 investment company under the 1940 Act, and the registration of each class of Acquired
Fund Shares under the Securities Act of 1933, as amended
(1933 Act), is in full force and effect.
(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange
Act of 1934, as amended (1934 Act), the 1940 Act, state securities laws and the Hart-Scott-Rodino
 Act.
(d) The current prospectus and statement of additional information of the Acquired Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.
(e) On the Closing Date, Acquired Fund Company, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment
for the Assets, OGMF, on behalf of the
Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933
Act.
(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will
 not result, in (i)
a material violation of the Charter
or by-laws of Acquired Fund Company
or of any agreement,
 indenture, instrument, contract,
lease or other undertaking to which
Acquired Fund Company,
 on behalf of the Acquired Fund, is
 a party
or by which it is bound, or (ii) the
acceleration
of any material obligation, or the
imposition of any material penalty,
under any agreement,
indenture, instrument, contract, lease,
judgment or decree to which Acquired
Fund Company,
on behalf of the Acquired Fund, is a
party or by which it is bound.
(g) All material contracts or other
 commitments
 of the Acquired Fund (other than
 this Agreement, contracts listed
in Schedule 4.1 and
certain investment contracts,
including options, futures, and
forward contracts) will
terminate without liability to the
Acquired Fund on or prior to the
Closing Date.  Each
contract listed in Schedule 4.1 is
 a valid, binding and enforceable
obligation of each party
thereto (assuming due authorization,
execution and delivery by the other
party thereto)
 and the assignment by the Acquired
Fund to the Acquiring Fund of each
such contract will
not result in the termination of such
 contract, any breach or default
thereunder or the
imposition of any penalty thereunder.
(h) No litigation or administrative
 proceeding or
investigation of or before any court
or governmental body is presently
pending or, to
Acquired Fund Companys knowledge,
threatened against Acquired Fund
Company, with respect
to the Acquired Fund or any of its
properties
 or assets, that, if adversely
determined, would
materially and adversely affect its
 financial condition or the conduct
 ofts business.  Acquired Fund Company,
 on behalf of
the Acquired Fund, knows of no facts

 which might form the basis for the
institution of such
proceedings and is not a party to or
 subject to the provisions of any order,
decree or
judgment of any court or governmental

 body which materially and adversely
affects its
business or its ability to consummate
 the transactions herein contemplated.
(i) The Statement of Assets and
Liabilities, Statements of Operations
and Changes in Net Assets, and Schedule
 of Investments
 of the Acquired Fund as included

in the most recent Annual Report to
 Shareholders for
the Acquired Fund (the Annual Statement),
 have been audited by PricewaterhouseCoopers
LLP, Independent Registered Public

Accounting Firm, and are in accordance
 with accounting
principles generally accepted in
the United States of America (GAAP)
consistently applied, and such statements
 (true and correct copies of which have
been furnished to OGMF) present fairly, in all material respects, the financial condition of the Acquired Fund as
of the date of the Annual Statement in
 accordance with GAAP,
and there are no known contingent,
accrued or other liabilities of the
Acquired Fund
required to be reflected on a balance
sheet (including the notes thereto) in accordance with GAAP as of the date of the Annual Statement that are not disclosed therein. The
Statement of
Assets and Liabilities, Statements of
Operations and Changes in Net Assets,
and Schedule of
Investments of the Acquired Fund, as
included or to be included in the most
recent Semi-Annual Report to shareholders for
 the Acquired Fund since the date of
the Annual Statement (the Semi-Annual Statement)
(unaudited), are or will be when sent to
 the Acquired Fund shareholders in the regular course in accordance with GAAP consistently applied, and such statements (true and correct copies
of which have been or will be furnished to OGMF)
 present or will present fairly, in al
l material respects, the financial
condition of the Acquired Fund as of the date of the
Semi-Annual Statement in accordance
with GAAP, and all known contingent,
accrued or other
liabilities of the Acquired Fund
required to be reflected on a balance sheet
(including the
notes thereto) in accordance with
GAAP as of such date are or will be
disclosed therein.
(j) Since the date of the Annual Statement, there has not been any material adverse change in the Acquired Funds financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired
Fund of indebtedness, other than the incurrence of indebtedness in the ordinary course of business in accordance with the Acquired Fu nds investment restrictions.
For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired
Fund, the discharge of Acquired Fund liabil ities, or the redemption of Acquired Fund
Shares
 by shareholders of the Acquired Fund shall not constitute a material adverse change.
(k) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date
(including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the pa
yment thereof and, to the best of Acquired
Fund Companys knowledge, no such return is currently under audit and no assessment has been
asserted with respect to such returns.
(l) For each taxable year of its operation
(including the taxable year ending on the Closing Date), the Acquired Fund has met
(or will
meet) the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has elected to be treated as such, and has been (or will be) eligible to and has computed (or will compute) its
federal income tax under Section 852 of the Code, and will have distributed substantially all of
 (i) the excess of (x) its investment
income excludible from gross income under
Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (net tax-exempt income), (ii) its investment company taxable income (computed without regard to any deduction for dividends paid) and (iii) any net capital gain (after reduction for any capital loss carryover) (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends intended to be sufficient to distribute all of its net tax-exempt income, investment company taxable
income and net capital gain for the period ending on the Closing Date.
(m) All issued and outstanding Acquired Fund
Shares are, and on the Closing Date will be,
 duly authorized and validly and legally
issued and outstanding, fully paid and
non-assessable by Acquired Fund
Company and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws.
 All of the issued and outstanding
Acquired Fund Shares
 will, at the time of Closing, be
held by the persons and in the
amounts set forth in the
records of the Transfer Agent, on
behalf of the Acquired Fund, as
provided in paragraph 3.3.
  The Acquired Fund does not have
outstanding any options, warrants or
other rights to subscribe for or
purchase any of the Acquired Fund Shares,
 nor is there
outstanding any security convertible
into any of the Acquired Fund Shares.
 The Acquired
Fund will review its assets to ensure
that at any time prior to the Closing
Date its assets
do not include any assets that the
Acquiring Fund is not
 permitted, or reasonably believes to
 be unsuitable for it, to acquire,
including without limitation
 any security that, prior to its ac
quisition by the Acquired Fund, is
unsuitable for the
Acquiring Fund to acquire.
(n) The execution, delivery and
performance of
this Agreement, and the transactions
contemplated herein, have been duly
authorized
by all necessary corporate action on
the part of the Board of Trustees of
Acquired Fund Company, and by the approval of the Acquired Funds shareholders, as described in paragraph 8.1, and this Agreement constitutes a valid and binding obligation of
Acquired Fund Company, on behalf of
the Acquired Fund, enforceable in
accordance with its terms,
 subject, as to enforcement, to
bankruptcy, insolvency, reorganization,
 moratorium and
other laws relating to or affecting
creditors rights and to general equity
principles.
(o) The combined proxy statement and
prospectus (Proxy Statement) to be
included in the Registration Statement
(as defined in
paragraph 5.6), insofar as it relates to the Acquired Fund and the Acquired Fund
Company, will
from the effective date of the Registration
 Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date
 (i) not
contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make
the statements therein, in light of the
circumstances under which such statements were made, not materially misleading
(provided that
this representation and warranty shall
not apply to statements in or omissions
from the Proxy
Statement made in reliance upon and in
conformity with information that was
furnished by
the Acquiring Fund for use therein) and
(ii) comply in all material respects
with
the provisions of the 1933 Act, the 1934
Act and the 1940 Act and the rules and
 regulations
thereunder. The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the
National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.
4.2. Except as has been fully disclosed to Acquired Fund Company in Schedule 4.2 to this Agreement, OGMF, on behalf of the Acquiring
Fund, represents and warrants to Acquired
Fund Company as follows:
(a) The Acquiring Fund is duly established as a series of OGMF, which is a business trust duly organized, existing, and in good standing under the laws of the Commonwealth of Massachusetts with the power under OGMFs
Declaration of Trust to own all of its
properties and assets and to carry on its
 business
as contemplated by this Agreement. OGMF is not required to qualify as a foreign trust or association in any jurisdiction, except in any jurisdiction in which it has so qualified or in which a failure to so qualify would not have a material adverse effect.
OGMF has all
necessary federal, state and local
authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.2(c).
The obligations of OGMF entered into in
the name or on behalf thereof by any of the
 Trustees,
officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders
of OGMF personally, but bind only the assets of OGMF and all persons dealing with any series or fund of OGMF, such as the Acquired Fund, must look solely to the assets of OGMF belonging to such series or fund for the enforcement of any claims against OGMF.
(b) OGMF is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of each class of the Acquiring Fund Shares under the 1933
Act will be in full force and effect as of the Closing Date.
(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring
 Fund of the transactions contemplated herein, except such as may be required under the 1933
Act, the 1934 Act, the 1940 Act, state securities
 laws and the Hart-Scott-Rodino Act.
(d) The current prospectus and statement of additional information of the
Acquiring Fund conforms in all material respects to

the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.
(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i)
a material violation of OGMFs Declaration of
 Trust or Code of Regulations or of any agreement, indenture, instrument, contract, lease or other undertaking to which OGMF, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition
of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which OGMF, on behalf of the
Acquiring Fund, is a party or by which

it is bound.
(f) Except as disclosed in Schedule 4.2
 to this Agreement, no litigation or
administrative proceeding or
investigation of or before any court or
governmental body is
presently pending or, to OGMFs knowledge,
 threatened
against OGMF, with respect to the
Acquiring Fund or any of the Acquiring
Funds properties or assets, that, if
adversely determined,
would materially and adversely affect
 the Acquiring Funds financial condition
or the conduct of its business.  Except
 as disclosed in Schedule 4.2 to this
Agreement, OGMF, on behalf of the Acquiring
Fund,
knows of no facts which might form the
basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Funds business or its ability to consummate the transactions herein contemplated.
(g) The Statement of Assets and Liabilities,
 Statements of Operations and Changes in Net
 Assets, and Schedule of Investments of
 the Acquiring Fund at June 30, 2004,
have been audited by PricewaterhouseCoopers
LLP,
 Independent Registered Public Accounting
 Firm, and are in accordance with accounting principles

 generally accepted in the United States
of America (GAAP) consistently applied,
 and such
statements (true and correct copies of which have been furnished to Acquired Fund Company)
 present fairly, in all material respects,

 the financial condition of the Acquiring
Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Fund required
to be reflected on a balance sheet
(including the notes thereto) in accordance
 with GAAP as
of such date that are not disclosed therein.
 The Statement of Assets and Liabilities,
 Statements of Operations and Changes in
 Net Assets, and Schedule of Investments
 of the Acquiring
 Fund at December 31, 2004, will be when
sent to Acquiring Fund shareholders in
the regular
 course in accordance with GAAP consistently applied, and such statements (true and correct copies of which will be furnished to Acquired Fund Company) will present fairly, in all
 material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and all known contingent,
accrued or other liabilities of the
Acquiring Fund required
to be reflected on a balance sheet
(including the notes thereto) in accordance with GAAP as of such date will be disclosed therein.
(h) Since June 30, 2004, there has not
 been any material adverse change in
the Acquiring Funds financial condition, assets, liabilities or business, other than changes
 occurring in the ordinary course of
 business,
 or any incurrence by the Acquiring
 Fund of
indebtedness, other than the incurrence
 of
indebtedness in the ordinary course
 of business
 in accordance with the Acquiring Funds
investment
 restrictions.  For the purposes of
 this subparagraph (h), a decline
in net asset
value per share of Acquiring Fund Share
s due to
declines in market values of securities
 held by the Acquiring Fund,
the discharge of Acquiring

Fund liabilities, or the redemption of
 Acquiring Fund Shares by shareholders
 of the Acquiring Fund shall not
 constitute a material adverse change.
(i) On the Closing Date, all
federal
and other tax returns, dividend
reporting forms, and other tax-related
reports of the
Acquiring Fund required by law
to have been
filed by such date (including any
 extensions) shall
have been filed and are or will be
correct in all material respects,
 and all federal and
other taxes shown as due or
required to
be shown as due on said returns
and reports shall have been paid or
provision shall have been made for the payment
 thereof
and, to the best of OGMFs knowledge,
 no such return is currently under audit and no assessment has been asserted with respect to such returns.
(j) For each taxable year of
its operation
(including the taxable year
that includes the Closing Date),
 the Acquiring Fund has met
 (or will meet) the requirements
of Subchapter M of the Code for
qualification and treatment
as a regulated investment company,
has
elected to be treated as such, and
has been
(or will be) eligible to and has
computed (or will compute) its
federal income tax under Section
852 of the Code, and will have
distributed substantially all of its
(i) investment company taxable income
(computed without regard to any deduction for dividends
paid) and (ii) net capital gain (after
reduction for any capital loss carryover)
(as defined
 in the Code) for periods ending prior
to the Closing Date.
(k) All of the issued and outstanding
Acquiring Fund Shares are,
and on the Closing Date will be, duly
authorized and
validly and legally issued and
outstanding, fully paid and non-assessable by OGMF and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securit ies laws. The Acquiring Fund does not have outstanding any options, warrants or other rights
to subscribe for or purchase any
Acquiring Fund Shares, nor is there
outstanding any
security convertible into any Acquiring
Fund Shares.  All of the Acquiring Fund
Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired
 Fund
Shareholders, pursuant to this Agreement will
 on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring fund
Shares and be fully paid and non-assessable by OGMF.
(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board of Trustees of OGMF, and this
Agreement constitutes a valid and
binding obligation of OGMF, on behalf of the Acquiring Fund, enforce able in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles.
(m) The Proxy Statement to be included in the Registration Statement, insofar as it relates to the Acquiring Fund, OGMF and the Acquiring
Fund Shares, will from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired
Fund contemplated therein and on the
Closing Date (i) not contain any
untrue statement of
a material fact or omit to state a
material fact required to be stated
therein or
necessary to make the statements
therein,
in light of the circumstances under
which
such statements
 were made, not materially misleading
(provided that this representation and
warranty shall
 not apply to statements in or omissions
from the Proxy Statement made in reliance upon and in
 conformity with information that was
furnished by the Acquired Fund for use
therein) and
(ii) comply in all material respects
 with the provisions of the 1933 Act,
 the 1934 Act and
the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the National
Association of Securities Dealers, Inc.),
 which may be necessary in connection with the transactions
 contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.
5. COVENANTS
Acquired Fund Company, on behalf of the
Acquired Fund, and OGMF, on behalf of the Acquiring Fund, respectively, hereby further covenant as follows:
5.1. The Acquired Fund and the Acquiring
Fund each will operate its business in
the ordinary course between the date
hereof and the Closing Date, it being
understood that such ordinary course of
 business will
include the declaration and payment of customary
 dividends and distributions, and any
other distribution that may be advisable.
5.2. Acquired Fund Company will call
a meeting of the shareholders of the
Acquired Fund to consider and act upon
this Agreement
and to take all other action necessary
contemplated
herein.
5.3. The Acquired Fund covenants that
the Acquiring Fund Shares to be issued
hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
5.4. The Acquired Fund will assist the
 Acquiring Fund in obtaining such
information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the
Acquired Fund Shares.
5.5. Subject to the provisions of this
Agreement,
 each of the Acquiring Fund and the
Acquired Fund covenant to take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make
effective the transactions contemplated by this A greement.
5.6. OGMF shall prepare and file a
Registration Statement on Form N-14 in
compliance with the 1933 Act, the 1934 Act and the 1940
Act and the rules and regulations
thereunder with respect to the Reorganization
(Registration
Statement).  The Acquired Fund will
 provide to the Acquiring Fund such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.
5.7. Each of the Acquiring Fund and the
Acquired Fund covenant to use its
reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.
5.8. Acquired Fund Company, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by OGMF, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken
such further action as OGMF, on behalf of the Acquiring Fund, may reasonably deem necessary or
desirable in order to vest in and confirm
 (a) Acquired
Fund Companys title to and possession
of the Acquiring Fund Shares to be
delivered hereunder
 and (b) OGMFs title to and possession
 of all the Assets and otherwise to carry out the intent and purpose of this Agreement.
5.9. The Acquiring Fund covenants to
use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue
sky or securities laws as may be necessary in order to continue its operations after the Closing Date.
5.10. The Acquiring Fund shall not
change its Declaration of Trust,
prospectus or statement of additional inf ormation prior to
Closing so as to restrict permitted
investments for the Acquiring Fund prior to Closing, except as required by the Commission.
6. CONDITIONS PRECEDENT TO OBLIGATIONS OF
 ACQUIRED FUND
The obligations of Acquired Fund Company,
 on behalf of the Acquired Fund, to
consummate the transactions provided for herein shall be subject, at Acquired Fund Companys election, to the performance by OGMF, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:
6.1. All representations and warranties
of
 OGMF, on behalf of the Acquiring Fund,
contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be
affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.
6.2. OGMF, on behalf of the Acquiring Fu nd, shall have performed all of the covenants and complied with all of the provisions
required
 by this Agreement to be performed or complied with by OGMF, on behalf of the Acquiring Fund, on or before the Closing Date.
6.3. OGMF shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as Acquired Fund Company may reasonably deem necessary or desirable in order to vest in and confirm
 (a) Acquired Fund Companys title to and
possession of the Acquiring Fund Shares
to be delivered hereunder and (b) OGMFs
assumption
of all of the Liabilities and otherwise
to carry out the intent and purpose of this Agreement.
6.4. OGMF, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of OGMF, on behalf of the Acquiring Fund, by OGMFs
President or Vice President and its Treasurer
 or Assistant Treasurer, in a form reasonably satisfactory to Acquired Fund Company and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as Acquired Fund Company shall reasonably request.
6.5. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued iconnection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.
7. CONDITIONS PRECEDENT TO OBLIGATIONS OF
ACQUIRING FUND
The obligations of OGMF, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at
OGMFs election, to the performance by
Acquired Fund Company, on behalf of the
Acquired Fund,
of all of the obligations to be performed by it hereunder on or before the Closing
Date and,
 in addition thereto, the following further conditions:
7.1. All representations and warranties
of Acquired Fund Company, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as
 of the Closing Date.
7.2. Acquired Fund Company, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Acquired Fund
Company,
 on behalf of the Acquired Fund, on or before the Closing Date.
7.3. Acquired Fund Company shall have delivered to the Acquiring Fund a statement of the Assets and Liabilities, as of the
Closing Date, including a schedule of
investments, certified by the Treasurer of Acquired
Fund Company.  Acquired Fund Company
shall have executed and delivered all
such assignments
 and other instruments of transfer as
 OGMF may reasonably deem necessary or
desirable
in order to vest in and confirm (a)
 Acquired Fund Companys title to and
possession of the
Acquiring Fund Shares to be delivered
hereunder and (b) OGMFs title to and
possession of all
the Assets and otherwise to carry out
 the intent and purpose of this Agreement.
7.4. Acquired Fund Company, on behalf
of
the Acquired Fund, shall have delivered
to OGMF a certificate executed in the name of
 Acquired
Fund Company, on behalf of the Acquired
Fund, by Acquired Fund Companys President or Vice
President and its Treasurer or Assistant
Treasurer, in a form reasonably satisfactory to OGMF and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and
7.2 and as to such other matters as OGMF shall reasonably request.
7.5. The Acquired Fund and the Acquiring
 Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorgan ization after such number has been calculated in accordance with paragraph 1.1.
8. FURTHER CONDITIONS PRECEDENT TO
OBLIGATIONS OF ACQUIRING FUND AND ACQUIRED FUND
If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to Acquired
Fund Company,
 on behalf of the Acquired Fund, or OGMF, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions
 contemplated by this Agreement:
8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provision of the Charter and by-laws of
 Acquired Fund Company, applicable state law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have
 been delivered to the Acquiring Fund.
Notwithstanding anything herein to the contrary, neither OGMF nor Acquired Fund Company may waive the condition set forth in this paragraph 8.1.
8.2. On the Closing Date no action, suit or other proceeding shall be pending or, to OGMFs or to Acquired Fund Companys knowledge,
threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.
8.3. All consents of other parties and
all other consents, orders and permits
of federal, state and local regulatory
 authorities
deemed necessary by OGMF or Acquired
Fund Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.
8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best
knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
8.5. The parties shall have received the opinion
 of Dechert LLP dated the Closing Date,
substantially to the effect that, based
upon certain facts, assumptions, and
representations made by Acquired Fund Company,
 on behalf of
the Acquired Fund, OGMF, on behalf of the
 Acquiring Fund, and their respective
authorized officers, (i) the transaction contemplated by this Agreement will constitute a reorganization within the meaning of
 Section 368(a) of the Code, and the
 Acquiring Fund and the Acquired Fund
 will each be a party to a reorganization within the
 meaning of Section 368(b) of the Code;

 (ii) no gain or loss will be recognized by the
Acquiring Fund upon receipt of the Assets
 in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities;
 (iii) the basis in the hands of the
Acquiring Fund
in the Assets will be the same as the
basis of the Acquired Fund in the Assets immediately prior to the transfer thereof;
(iv) the
holding periods of the Assets in the
hands of the Acquiring Fund will include the periods during which the Assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquired Fund upon the transfer
of the Assets to the Acquiring Fund
in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the
Liabilities, or upon the distribution
of the Acquiring
Fund Shares by the Acquired Fund to
its
shareholders in liquidation; (vi) no
gain or loss will
 be recognized by the Acquired Fund
shareholders upon the exchange of their
Acquired Fund
Shares for the Acquiring Fund Shares;
 (vii)
the aggregate basis of the Acquiring
Fund Shares
 that each Acquired Fund shareholder
receives in connection with the transaction
 will be the same as the aggregate basis
of his or her Acquired Fund Shares exchanged therefor;
 (viii) an Acquired Fund shareholders
holding period for his or her Acquiring
Fund Shares
will be determined by including the period for which he or she held the Acquired Fund Shares exchanged therefore, provide that he or she held such Acquired Fund Shares as capital assets; and (ix) the Acquiring Fund w
ill succeed to, and take into account
(subject to the conditions and limitations
 specified in Sections 381, 382, 383,
and 384 of the
Code and the Regulations thereunder)
 the items of the Acquired Fund
described in Section
381(c) of the Code.  The opinion will
 not address whether gain or loss will
be recognize
d with respect to any contracts subject
to Section 1256 of the Code in connection
 with the
reorganization.  The delivery of such
 opinion is conditioned upon receipt by Dechert LLP of representations it shall request of OGMF and Acquired Fund Company.
 Notwithstanding
anything herein to the contrary, neither
OGMF nor Acquired Fund Company may waive the condition set forth in this paragraph 8.5.
8.6. OGMF shall have received the
opinion of Sullivan & Cromwell dated
the Closing Date (subject to customary
assumptions,
qualifications and limitations and
in form and substance reasonably acceptable
 to OGMF)
substantially to the effect that, based
upon certain facts and certifications
made by Acquired Fund
Company, on behalf of the Acquired Fund, and its authorized officers, (a) Acquired
Fund
Company is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and authorized to exercise all of the powers recited in its Charter under the laws of the Commonwealth of Massachusetts, and the Acquired Fund is a series of Acquired Fund Company; (b) assuming the due authorization, execution and deliver of this Agreement by OGMF on behalf of the
Acquiring Fund, this Agreement constitutes a valid and legally binding obligation of Acquired

 Fund Company, on behalf of the Acquired
Fund, enforceable against the Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer,
reorganization, moratorium and similar laws of general applicability relating to or affecting creditors rights and to general equity principles;
 provided that such counsel shall be
entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contrac tual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable Federal or state securities laws; (c) all actions required to be taken by Acquired Fund Company, on behalf of the
 Acquired Fund, to authorize the Ag

reement and to effect the transactions
 contemplated thereby have been duly
authorized by
all necessary action on the part of
Acquired Fund Company; (d) the execution and delivery by Acquired Fund Company of this Agreement did not, and the performance by Acquired Fund
Company,
 on behalf of the Acquired Fund, of its
 obligations under this Agreement will not, violate Acquired Fund Companys Charter or by-laws; provided, however, that such counsel shall be entitled to state that it
expresses no opinion with respect to Federal
 or state
securities laws, other antifraud laws and fraudulent transfer laws; and provided, further, that insofar as the performance by Acquired Fund
Company, on behalf of the Acquired Fund,
 of its obligations under this Agreement
is concerned, such counsel shall be entitled to state that it expresses no opinion as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors rights and to general equity principles; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by
Acquired Fund, on behalf of the Acquired Fund, of the transactions contemplated by this Agreement, except such as have been obtained under the
 1933 Act, the 1934 Act, the 1940 Act and state securities laws. With respect to all matters of Massachusetts law, such counsel shall be entitled to state that, with the approval of the Acquiring Fund, they have relied upon the opinion of Massachusetts counsel, and that its opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Massachusetts counsel. Such opinion also shall include such other matters incident to the transactions contemplated by this Agreement as the Acquiring Fund may reasonably request.
8.7. Acquired Fund Company shall have received the opinion of Ropes & Gray LLP dated the
 Closing Date (subject to customary assumptions, qualifications and limitations and in form and substance reasonably acceptable to Acquired

Fund Company) substantially to the effect that,
 based upon certain facts and certifications made by OGMF, on behalf of the Acquiring Fund, and its authorized officers, (a) OGMF is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and authorized to exercise all of the powers recited in its Declaration of Trust under the laws of the Commonwealth of Massachusetts, and the Acquiring Fund is a
 series of OGMF; (b) the Acquiring Fund
Shares are duly authorized and, upon delivery to Acquire d Fund Company, on behalf of the Acquired Fund pursuant to this Agreement, will be validly issued, fully paid and non-assessable by OGMF, except to the extent that shareholders may be held personally liable for the obligations of OGMF and the Acquiring Fund under the laws of the Commonwealth of Massachusetts; (c) assuming the due authorization, execution and deliver of this Agreement by Acquired Fund Company on behalf of the Acquired Fund, this
 Agreement constitutes a valid and legally binding obligation of OGMF, on behalf of the Acquiring Fund, enforceable against the Acquir ing Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors rights and to general equity principles; provided that such counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable Federal or state securities laws; (d) all actions required to be taken by OGMF, on behalf of the Acquiring
Fund, to
authorize the Agreement and to effect
 the transactions contemplated thereby
have been duly
authorized by all necessary action on
the part of OGMF; (e) the execution and
delivery b
y OGMF of this Agreement did not, and
the performance
by OGMF, on behalf of the Acquiring
Fund, of its obligations under the
Agreement will not,
violate OGMFs Declaration of Trust or
Code of Regulations; provided, however,
that such counsel shall be entitled to state that it expresses no opinion with respect to Federal or state securities laws, other antifraud laws and fraudulent transfer laws; and
 provided, further, that insofar as the
performance by OGMF, on behalf of the
Acquiring Fund,

 of its obligations under the Agreement
is concerned, such counsel shall be entitled to state that it expresses no opinion as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors rights and to general equity principles; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummat ion by OGMF, on behalf of the Acquiring
Fund, of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws. Such opinion also shall include such other matters incident
 to the transactions contemplated by this Agreement as the Acquired Fund may reasonably request.
8.8. The Assets will include no assets
 which the Acquiring Fund, by reason of

 limitations contained in its Declaration of Trust or of investment restrictions disclosed in its current prospectus and statement of additional information, as supplemented, in effect on the Closing Date, may not properly acquire.
9. INDEMNIFICATION
9.1. OGMF, out of the Acquiring Funds
assets and property (including any
amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees
to indemnify and
hold harmless Acquired Fund Company
 and its Trustees and officers from
and against any and all losses, claims,
damages, liabilities
 or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the
Acquired Fund may become subject, insofar as
 such loss, claim, damage, liability or
expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by OGMF or its Trustees or officers prior to the Closing Date, provided that such indemnification by OGMF (or the Acquiring Fund) is not (i) in violation of any applicable l aw or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.
9.2. Acquired Fund Company, out of the
 Acquired Funds assets and property including
(including any amounts paid to the Acquired
Fund pursuant to any applicable
liability insurance policies or
indemnification agreements)
agrees to indemnify and hold harmless
OGMF and its Trustees and officers from
and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation)
 to which
the Acquiring Fund may become subject,
insofar as such loss, claim, damage,
liability or expense (or actions with
respect thereto)
 arises out of or is based on (a) any
breach
 by the Acquired Fund of any of its
representations,
 warranties, covenants or agreements
set forth in this Agreement or (b) any act,
 error, omission, neglect, misstatement,
materially
misleading statement, breach of duty or other act wrongfully done or attempted to be committed by Acquired Fund Company or its Trustees or officers prior to the Closing
Date, provided that such indemnification by Acquired Fund Company (or the Acquired
Fund)
is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of co mpetent jurisdiction.
10. BROKERAGE FEES AND EXPENSES
10.1. OGMF, on behalf of the Acquiring Fund, and Acquired Fund Company, on behalf of the
Acquired Fund, represent and warrant to each
 other that there are no brokers or finders e ntitled to receive any payments in connecti on with the transactions provided for herein.
10.2. The expenses relating to the
Reorganization will be borne by Banc
One Investment Advisors Corporation and J.P.
Morgan
Investment Management Inc.  The costs of the
Reorganization shall include, but not
be limited to, costs associated with
obtaining any necessary order of exemption
 from the
1940 Act, preparation and filing of the
Registration Statement and printing and
distribution
of the Proxy Statement, legal fees,
accounting fees, securities registration fees, and expenses of holding a shareholders meeting pursuant to paragraph 5.2. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by
another person of such expenses would result i n the disqualification of such party as a regulated investment company within the meaning of Section 851 of the Code.
11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
11.1. OGMF and Acquired Fund Company agree

that neither party has made any representation,
 warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.
11.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the
consummation of the transactions contemplated hereunder.
 The covenants to be performed afte
r the
Closing and the obligations of each
 of the Acquired
Fund and Acquiring Fund in Section
 9 shall survive the Closing.
12. TERMINATION
This Agreement may be terminated
 and the
transactions contemplated hereby
may be abandoned by resolution of
the either the Board of
Trustees of OGMF or the Board of
 Trustees of Acquired Fund Company,
at any time prior
to the Closing Date, if circumstances
should develop that, in the opinion
of that Board,
 make proceeding with the Agreement
inadvisable with respect to the
Acquiring Fund or the
Acquired Fund, respectively.
13. AMENDMENTS
This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of Acquired Fund Company and OGMF.
14. NOTICES
Any notice, report, statement or demand
required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery ( i.e., e-mail) personal service or prepaid or certified mail addressed as follows:
If to OGMF, at the address of OGMF set
forth
 in the preamble to this Agreement, in
 each case to the attention of Scott E.
Richter and
with a copy to Ropes & Gray LLP, 700
 12th Street, NW, Washington, DC 20005,
 attn.: Alan G. Priest;
If to Acquired Fund Company, at the
 address of Acquired Fund Company set

 forth in the preamble to this Agreement, in each
case to the attention of Nina O.

Shenker and with a copy to Sullivan &
Cromwell LLP, 125 Broad
 Street, New York, NY 10004, attn.:
John E. Baumgardner, Jr.
15. HEADINGS; GOVERNING LAW;
SEVERABILITY;
 ASSIGNMENT; LIMITATION OF LIABILITY;
 RULE 145
15.1. The Article and paragraph
headings

contained in this Agreement are
for reference purposes only and
shall not affect in any
 way the meaning or interpretation
 of this Agreement.
15.2. This Agreement shall be governed
 by and construed in accordance with
the laws of The Commonwealth of Massachusetts
 without regard to its principles of conflicts of laws.
15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein
expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the
 parties hereto
 and their respective successors and
 assigns,
 any rights or remedies under or by
reason o
f this Agreement.
15.4. Pursuant to Rule 145 under the 1933
 Act, the Acquired Fund will, in
connection with the issuance of any
Acquiring Fund
Shares to any person who at the time
of the transaction contemplated hereby
 is deemed to be
 an affiliate of a party to the
transaction pursuant to Rule 145(c),
cause to be affixed upon
 the certificates issued to such
person (if any) a legend as follows:
THESE SHARES HAVE NOT BEEN REGISTERED
 UNDER THE SECURITIES ACT OF 1933, AS
 AMENDED, AND MAY NOT BE SOLD OR
OTHERWISE TRANSFERRED
 EXCEPT TO ONE GROUP GOVERNMENT
 MONEY MARKET FUND OR ITS PRINCIPAL
UNDERWRITER UNLESS (i)
A REGISTRATION STATEMENT WITH RESPECT
 THERETO IS EFFECTIVE
UNDER THE SECURITIES ACT OF 1933,
 AS AM
ENDED, OR (ii) IN THE OPINION OF
COUNSEL REASONABLY SATISFACTORY TO
ONE GROUP GOVERNMENT MONEY MARKET FUND,
SUCH REGISTRATION
IS NOT REQUIRED;


[Remainder of Page Intentionally Left Blank]

and, further, the Acquired Fund will issue stop transfer instructions to its transfer agent with respect to such Acquired Fund Shares.
IN WITNESS WHEREOF, each of the parties
 hereto has caused this Agreement to be
executed by its President or any Vice President.
ONE GROUP MUTUAL FUNDS,
on behalf of its series,
One Group Government Money Market Fund
J.P. MORGAN MUTUAL FUND TRUST
on behalf of its series,
JPMorgan U.S. Government Money Market Fund

By: 		By:

Name:	Name:
Title:	Title:
With respect to paragraph 10.2 of this
 Agreement, Accepted and Acknowledged by:
J.P. Morgan Investment Management Inc.
	Banc One Investment Advisors Corporation
By:			By:
Name:	Name:
Title:	Title:


Schedule 4.1

None.



Schedule 4.2

One Group Mutual Funds is named
as a defendant in the following
complaints:

Consolidated Amended Fund Derivative
 Complaint, Williams, et al. v. Bank
One Corp., et al., filed in the United
 States District
Court for the District of Maryland on
 September 29, 2004, MDL Docket No. 1586,
 Civil No.
 04-cv-00832 D. Md.; and

Consolidated Amended Class Action
 Complaint, Robinson v. One Group
International Equity Index Fund, et al., filed in the United
 States District Court for the
District of Maryland on September 29, 2004,
Civil Action no. 04cv00629.

We also bring your attention to the disclosure
 in sections of the current prospectuses that constitute a part of the registration statement of One Group Mutual Funds entitled Legal Proceedings and Additional Fee and Expense
Information. There may be additional regulatory and other proceedings against Banc One Investment
 Advisors and its affiliates that, if adversely decided, may have a materi al adverse effect on One Group Mutual Funds.








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